UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 18, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)


              New York                    1-7657              13-4922250
    ----------------------------  ----------------------- --------------------
    (State or other jurisdiction (Commission File Number) (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


200 Vesey Street, World Financial Center
New York, New York                                                 10285
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(Address of principal executive offices)                         (Zip Code)


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      Registrant's telephone number, including area code: (212) 640-2000

          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE

         On November 18, 2009, American Express Company issued a press release announcing that it has entered into an agreement to acquire Revolution Money Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT

99.1     Press Release dated November 18, 2009.


INFORMATION RELATED TO FORWARD-LOOKING STATEMENTS

         THIS REPORT INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS, WHICH ADDRESS THE COMPANY'S EXPECTED BUSINESS AND FINANCIAL PERFORMANCE, AMONG OTHER MATTERS, CONTAIN WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "OPTIMISTIC," "INTEND," "PLAN," "AIM," "WILL," "MAY," "SHOULD," "COULD," "WOULD," "LIKELY," AND SIMILAR EXPRESSIONS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE UNDERLYING ASSUMPTIONS RELATED TO THE TRANSACTION PROVING TO BE INACCURATE OR UNREALIZED, EVENTS IMPACTING THE LIKELIHOOD AND TIMING OF THE COMPLETION OF THE TRANSACTION, SUCH AS REGULATORY APPROVALS, AND THE COMPANY'S ABILITY TO EXPLOIT THE PAYMENT PLATFORM AND OTHER ASSETS TO BE ACQUIRED UPON CONSUMMATION OF THE TRANSACTION AND EXECUTE ON ITS STRATEGY TO DEVELOP AND ISSUE NEW AND ENHANCED PAYMENT PRODUCTS AND SERVICES AND INCREASE THE COMPANY'S REVENUES FROM SUCH PRODUCTS AND SERVICES.


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
                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN EXPRESS COMPANY
                                                  (REGISTRANT)


                                                  By:   /s/ Carol V. Schwartz
                                                     ------------------------
                                                  Name:  Carol V. Schwartz
                                                  Title: Secretary

Date:  November 18, 2009

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


                                 EXHIBIT INDEX



ITEM NO.          DESCRIPTION

99.1              Press Release dated November 18, 2009.


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